                                                                    EXHIBIT 99.7

                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------


     THIS SECURITY AGREEMENT is entered into as of April 15, 1999, by and between Sight Resource Corporation, a Delaware corporation having its principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts 01746 (the "Borrower"), and Fleet National Bank, a national banking association organized and exiting under the laws of the United States of America with a usual place of business at One Federal Street, Boston, Massachusetts 02110 ("Bank").

     NOW THEREFORE, in consideration of the premises, Borrower hereby agrees with Bank as follows:

1. Grant of Security Interest. Borrower hereby grants to Bank a first priority security interest in, and conditionally assigns, but does not transfer title to Bank, all of Borrower's right, title and interest in and to the following (collectively, the "Collateral") to secure payment and performance of all obligations of Borrower to Bank whether such obligations are direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation, those liabilities of Borrower to Bank pursuant to a Loan Agreement of even date between Bank and Borrower (the "Loan Agreement") (collectively, the "Obligations").

     The Collateral shall consist of the following:

     (a) Each of the trademarks, and rights and interests protectible as trademarks, which are presently, or in the future may be, owned, created, acquired or used (whether pursuant to a license or otherwise) by Borrower, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

     (b) All of Borrower's right, title and interest, in and to the trademarks and trademark registrations listed on Schedule A attached hereto, as the same may be updated hereafter from time to time;

     (c) All of Borrower's right, title and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country, and to apply for, renew and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Borrower or in the name of Bank for past, present and future infringements of the trademarks, registrations or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

     (d) All general intangibles relating to the Collateral; and

     (e) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.
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2.   Warranties and Representations.  Borrower hereby warrants and represents to
Bank the following:

     (a) A true and complete schedule setting forth all federal and state trademark registrations owned or controlled by Borrower or licensed to Borrower, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule A;

     (b) To the best of Borrower's knowledge, each of the trademarks and trademark registrations is valid and enforceable, and Borrower is not presently aware of any past, present or prospective claim by any third party that any of the trademarks are invalid or unenforceable, or that the use of any trademarks violates the rights of any third person, or of any basis for any such claims;

     (c) To the best of Borrower's knowledge, Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the trademarks and trademark registrations free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Borrower not to sue third persons;

     (d) Borrower has used and will continue to use proper statutory notice in connection with its use of each of the trademarks;

     (e) Borrower has used and will continue to use consistent standards of high quality (which may be consistent with Borrower's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the trademarks;

     (f) Except for the filing of financing statements with the Secretary of the Commonwealth of Massachusetts, the Town Clerk of Holliston, Massachusetts and the City Clerk of Malden, Massachusetts under the Uniform Commercial Code and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Borrower of the security interest hereunder or for the execution, delivery or performance of this Agreement by Borrower or for the perfection of or the exercise by Bank of its rights hereunder to the Collateral in the United States.

3. After-Acquired Trademark Rights. If Borrower shall obtain rights to any new trademarks, the provisions of this Agreement shall automatically apply thereto. Borrower shall give prompt notice in writing to Bank with respect to any such new trademarks or renewal or extension of any trademark registration. Borrower shall bear any reasonable expenses incurred in connection with future applications for trademark registration.

4. Litigation and Proceedings. Borrower shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings or other actions for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Borrower shall provide to Bank any information with respect thereto requested by Bank. Bank shall provide at Borrower's expense all necessary cooperation in connection with any such suit, proceeding or action, including, without limitation, joining as a necessary party. Following Borrower's becoming aware thereof, Borrower shall notify Bank of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state or foreign court regarding Borrower's claim of ownership in any of such trademarks, its right to apply for the same, or its right to keep and maintain such trademark rights.

5. Power of Attorney. Borrower grants Bank a power of attorney (which shall not be exercised absent the occurrence of an Event of Default hereunder), having the full authority, and in the place of Borrower and in the name of Borrower, from time to time in Bank's discretion to take any action and to execute any instrument which Bank may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, as may be subject to the provisions of the Loan Agreement:

     (a) To endorse Borrower's name on all applications, documents, papers and instruments necessary for Bank to use or maintain the Collateral;

     (b) To ask, demand, collect, sue for, recover, impound, receive and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral;

     (c) To file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce Bank's rights with respect to any of the Collateral and to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any person.

7. Right to Inspect. Borrower grants to Bank and its employees and agents the right to visit Borrower's plants and facilities which manufacture, inspect or store products sold under any of the trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours upon reasonable prior notice.

8.   Events of Default.  Any of the following events shall be an Event of
Default:

     (a) Borrower fails to make any payment of principal or interest or any other payment on any Obligation when due and payable (beyond any applicable grace period), by acceleration or otherwise; and

     (b) the occurrence of an Event of Default as that term is defined in the Loan Agreement after the expiration of any applicable grace period or termination for any reason of the Loan Agreement.

9.   Specific Remedies.  Upon the occurrence of any Event of Default:

     (a) Bank may cease advancing money or extending credit to or for the benefit of Borrower under the Loan Agreement or under any other agreement between Borrower and Bank.

     (b) Bank may declare all Obligations to be due and payable immediately, whereupon they shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower;

     (c) Bank may set off against the Obligations all Collateral, balances, credits, deposits, accounts or moneys of Borrower then or thereafter held with Bank, including amounts represented by certificates of deposit;

     (d) Bank may notify licensees to make royalty payments on license agreements directly to Bank;

     (e) Bank may sell or assign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as Bank deems advisable. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Borrower ten (10) days prior to such disposition. Borrower shall be credited with the net proceeds of such sale only when they are actually received by Bank, and Borrower shall continue to be liable for any deficiency remaining after the Collateral is sold or collected;

     (f) If the sale is to be a public sale, Bank shall also give notice of the time and place by publishing a notice one time at least ten (10) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held; and

     (g) To the maximum extent permitted by applicable law, Bank may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable by Bank at such sale.

10. Governing Law. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Borrower and Bank have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                              FLEET NATIONAL BANK

                              By: /s/ Gregory T. Buscone
                                  ----------------------------------
                                  Gregory P. Buscone, Vice President


                              SIGHT RESOURCE CORPORATION

                              By: /s/ William T. Sullivan
                                  ----------------------------------
                                  William T. Sullivan, Chief Executive Officer

COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                             April 15, 1999

     Then personally appeared the above-named, Gregory P. Buscone, Vice President, and acknowledged the foregoing instrument to be the free act and deed of Fleet National Bank, before me,


                                /s/  Brian T. Garrity
                                ---------------------------------------
                                Brian T. Garrity, Notary Public
                                My commission expires: October 12, 2001


COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                             April 15, 1999

     Then personally appeared the above-named, William T. Sullivan, Chief Executive Officer, and acknowledged the foregoing instrument to be the free act and deed of Sight Resource Corporation, before me,


                                /s/  Brian T. Garrity
                                ---------------------------------------
                                Brian T. Garrity, Notary Public
                                My commission expires: October 12, 2001

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                                  SCHEDULE A

                       TO A TRADEMARK SECURITY AGREEMENT
                 BETWEEN SIGHT RESOURCE CORPORATION (Borrower)
                                      AND
                           FLEET NATIONAL BANK (Bank)
                            DATED:   April 15, 1999


                          REGISTERED TRADEMARKS (USA)
                          ---------------------------



Trademark                Registration No.     Issue Date
---------                ----------------     ----------



                   REGISTRATION PENDING FOR TRADEMARKS (USA)
                   -----------------------------------------


Trademark                Serial No.           Filing Date
---------                ----------           -----------